ECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2006

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101155	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: Madhu Philips

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Section 9      Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 8.1	Tax Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 2, 2006

MS STRUCTURED ASSET CORP.

(Registrant)

By:  /s/    Madhu Philips

Name:      Madhu Philips
Title:        Vice President

EXHIBIT INDEX

Exhibit 5.1	Validity Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 8.1	Tax Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)